SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported) : February 23, 2004

                           Commission File No. 0-22245


                                   TVE CORPORATION
             (Exact name of registrant as specified in its charter)



              Delaware                                    98-0206030
-----------------------------------          -----------------------------------
(State  or  other  jurisdiction  of          (IRS Employer  Identification  No.)
incorporation  or  organization)



             599-B Yonge Street, Suite 317, Tornto, Ontario M4Y 1Z4
-------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (416) 783-9639
                     --------------------------------------
                           (Issuer  telephone number)

Item  4.     Changes  in  Registrant's  Certifying  Accountant.

On February 23, 2004, the client-auditor relationship between TVE Corporation (the "Company") and Rosenberg Smith & Partners, Chartered Accountants ("Smith") ceased as the former auditor was dismissed. On that same date, the Company engaged Malone & Bailey, PLLC ("Malone") as its principal independent public accountant to audit its financial statements for the fiscal year ended December 31, 2003. The decision to change accountants was approved by the Company's board of directors. Smith had served as the Company's auditor for the fiscal period ended December 31, 2002. Weisbrod Goldmacher, LLP ("Goldmacher") had served as the Company's auditor for the fiscal year ended December 31, 2001.

Malone is succeeding Smith. Smith's report on the financial statements of the Company for the fiscal year ended December 31, 2002, and any later interim period up to and including the date the relationship with Smith ceased did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern. Goldmacher's report on the financial statements of the Company for the fiscal year ended December 31, 2001, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

In connection with the audit of the Company's two most recent fiscal years ending December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Smith ceased, there have been no disagreements with Smith or Goldmacher on any matters of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Smith or Goldmacher would have caused Smith or Goldmacher to make reference to the subject matter of the disagreement(s) in connection with their reports on the Company' financial statements. Since the Company's incorporation on December 15, 1997, there have been no reportable events as defined in Item 301(a)(1)(v) of Regulation S-K.

The Company has authorized Smith and Goldmacher to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Smith and Goldmacher review the disclosure and Smith and Goldmacher have been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letters are filed as an exhibit to this Report.

The Company has not previously consulted with Malone regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Smith or Goldmacher, the Company's previous independent accountants, as there were no such disagreements or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) from the Company's incorporation on December 15, 1997 through December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Smith ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. Malone has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Malone did not furnish a letter to the Commission.


c)  Exhibits:

     16.1(*)  Letter  from  Rosenberg  Smith  &  Partners, Chartered Accountants
     16.2 (*) Letter from Weisbrod Goldmacher, LLP, Chartered Accountants

* Filed Herein

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TVE  CORPORATION

February  26,  2004

/s/Bruce  Cohen
---------------
Bruce  Cohen
Chief  Executive  Officer

Exhibit 16.1


February 25, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K of TVE Corporation (formerly Alphacom Corporation) dated February 23, 2004, relating to Rosenberg Smith & Partners, Chartered Accountants.

/s/Rosenberg Smith & Partners
-----------------------------
Rosenberg  Smith  &  Partners,  Chartered  Accountants

Exhibit  16.2


February 25, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K of TVE Corporation (formerly Alphacom Corporation) dated February 23, 2004, relating to Weisbrod Goldmacher, LLP, Chartered Accountants.

/s/Weisbrod Goldmacher, LLP
---------------------------
Weisbrod  Goldmacher,  LLP
Chartered  Accountants

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